NATIONAL ASSET MANAGEMENT CORE EQUITY FUND



                                   PROSPECTUS



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.






                                 August 28, 2003






                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


National Asset Management Core Equity Fund is a core equity fund designed for individual and institutional investors. The Fund seeks to provide investors with high total investment return. INVESCO-National Asset Management (the "Advisor") is the investment advisor to the Fund.



                                Table of Contents

An Overview of the Fund........................................................3
Performance....................................................................4
Fees and Expenses..............................................................5
Investment Objective and Principal Investment Strategies.......................6
Principal Risks of Investing in the Fund.......................................7
Investment Advisor.............................................................8
Shareholder Information........................................................8
Pricing of Fund Shares........................................................12
Dividends and Distributions...................................................12
Tax Matters...................................................................12
Financial Highlights..........................................................13
Privacy Notice.................................................Inside Back Cover




                             An Overview of the Fund

The Fund's The goal of the Fund is to earn high total investment return. This consists of investment goal capital appreciation and current income.


The Fund's          The Fund  primarily  invests  in common  stocks of large and
principal           middle  capitalization U. S. companies  ("core"  companies).
investment          Under  normal  market  conditions,  the Fund will  invest at
strategies          least 80% of its  assets in the equity  securities  of large and medium size companies with a market capitalization of over $1 billion. The Advisor seeks a blend of growth and value securities using a multiple attribute philosophy and process. The Advisor's multiple attribute philosophy and process involves investing in the different styles of stocks previously described. The Advisor tries to structure the portfolio to be in sync with equity trends in various economic environments.


Principal risks of  There  is the  risk  that  you  could  lose  money  on  your
investing in the    investment  in the  Fund.  This  could  happen if any of the
Fund                following events happen:
                    o    The stock market goes down
                    o    Interest  rates go up which can  result in a decline in
                         the equity market
                    o    Large  and  medium  capitalization  stocks  fall out of
                         favor with the stock market
                    o    Stocks in the Fund's  portfolio do not  increase  their
                         earnings at the rate anticipated

Who may want to     The Fund may be appropriate for investors who:
invest in the
Fund                o    Are pursuing a long-term goal such as retirement
                    o    Want  to  diversify  their   investment   portfolio  by
                         investing in a mutual fund that emphasizes investments in core companies
                    o    Want to reduce the volatility of a pure growth or value
                         style of investing
                    o    Are willing to accept higher short-term risk along with
                         higher potential for long-term total return

                    The Fund may not be appropriate for investors who:
                    o Are pursuing a short-term goal or investing emergency reserves
                    o Wish to have the equity portion of their portfolio invested in stocks other than core U. S. companies

                                   Performance


The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund's total return has varied from year to year. The table illustrates the Fund's average annual total return over time compared with a broad-based market index. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


Calendar Year Total Return*
[BAR CHART]

2000      0.89%
2001    -14.02%
2002    -26.41%



* The Fund's year-to-date return as of 6/30/03 was 7.14%.

During the period shown in the bar chart, the Fund's highest quarterly return was 14.78% for the quarter ended December 31, 2001 and the lowest quarterly return was -19.71% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2002


                                                                Since Inception
                                                One Year           (6/2/99)
                                                --------           --------
National Asset Management Core Equity Fund

     Return Before Taxes                       -26.41%             -8.54%
     Return After Taxes on Distributions (1)   -26.46%             -8.69%
     Return After Taxes on Distributions
         and Sale of Fund Shares (1) (2)       -16.21%             -6.70%
S&P 500 Index (3)                              -22.10%             -9.14%


(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" figures may be higher than the other return figures because when capital loss occurs upon redemption of Fund Shares, a tax deduction is provided that benefits the investor.


(3) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

                                Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are two types of expenses involved: shareholder transaction expenses (such as sales loads) and annual operating expenses (such as investment advisory fees). The Fund is a no-load mutual fund that has no shareholder transaction expenses.


Shareholder fees
(fees paid directly from your investment)................................None

Annual fund operating expenses*
(expenses that are deducted from Fund assets)


Management Fees ........................................................ 0.50%
Other Expenses ......................................................... 0.74%
                                                                         -----
Total Annual Fund Operating Expenses ................................... 1.24%
     Fee Reduction and/or Expense Reimbursement ........................(0.29%)
                                                                        -------
Net Annual Fund Operating Expenses ..................................... 0.95%
                                                                         ======

---------------

* The Advisor has contractually agreed to reduce its fees and/ or absorb expenses of the Fund, until such contractual arrangement is terminated by the Board of Trustees, to ensure that the Fund's Net Annual Fund Operating Expenses (excluding interest and tax expense) will not exceed 0.95%. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Board of Trustees may terminate this expense reimbursement arrangement at any time.


Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.


It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. This example is based upon Net Annual Fund Operating Expenses as set forth in the above table. Although your actual costs may be higher or lower, under the assumptions, your costs would be:


                        One Year ......................   $      97
                        Three Years ...................   $     303
                        Five Years ....................   $     525
                        Ten Years .....................   $   1,166

            Investment Objective and Principal Investment Strategies

The Fund's investment goal is to provide investors with high total investment return. The Fund seeks to achieve its investment goal by using a combination of different equity styles to diversify its portfolio. The Advisor calls this approach to investing in different types of stocks multiple attribute diversification. High total investment return consists of capital appreciation and current income.

Under normal market conditions, the Fund will invest at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in the equity securities generally considered to be core holdings. A company's market capitalization is the total market value of its outstanding common stock. The Fund considers core holdings to be large and medium size companies with a market capitalization of over $1 billion.

The Advisor examines both growth and value attributes in the selection of securities so that the portfolio may benefit from the current economic environment. To determine which style of investing to focus on, the Advisor utilizes the following indicators:

     o Fundamental indicators, which focus on economic momentum, S&P 500 Index earnings and interest rates
     o Valuation indicators, which include comparisons of value versus growth stocks, focusing on price-to-sales ratios and price-to-earnings trends
     o Technical indicators which include an analysis of the relative strength between value versus growth and high versus low quality trends

The Fund will normally invest in the following three types of equity securities:

o Growth Securities. Common stocks that meet the Advisor's criteria for five year annual earnings-per-share growth rates. These securities must also exhibit no decline in the normalized annual earnings-per-share rate during the last five years.
o Securities with low price-to-earnings ratios. The Advisor defines these securities as those common stocks with price-to-earnings ratios below the average of the companies included in the S& P 500 Index.
o Securities that pay high dividends. Common stocks that pay dividends at a rate above the average of the companies included in the S&P 500 Index.

The Advisor utilizes a systematic, disciplined investment process when selecting individual securities. This includes:

o    Screening a database for capitalization and the criteria listed above
o    Scoring  each  issue  emphasizing  fundamental,   valuation  and  technical
     indicators
o Security analysis that further evaluates the company and the stock. This includes an analysis of company fundamentals such as earnings, profitability and management; valuation such as price/earnings, price/book and yield; and technical analysis emphasizing individual stock price trends.


The Advisor continuously monitors the securities in the Fund's portfolio from fundamental, valuation and technical perspectives. Stocks that are viewed as negative in any one area may be sold in favor of more attractive candidates. Stocks that are viewed as negative from two perspectives are automatically sold.

Under normal market conditions, the Fund will stay fully invested in stocks according to its principal investment strategies. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposits, bankers' acceptances, time deposits, commercial paper, short-term notes, or money market instruments in response to adverse market, economic or political conditions, or when the Fund experiences periods of heavy cash inflows from shareholders purchasing Fund shares. This may result in the Fund not achieving its investment objective. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.


In keeping with its investment approach, the Advisor does not anticipate frequent buying and selling of securities. This means that the Fund should have a low rate of portfolio turnover and the potential to be a tax efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. The anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

                    Principal Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have been previously been summarized under "An Overview of the Fund." These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the success or value of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, section of the economy or the market as a whole. Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.

Medium-Sized Company Risk. The risk of investing in securities of medium-sized companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity.

                               Investment Advisor


INVESCO-National Asset Management is the investment advisor to the Fund. The investment advisor's address is 400 West Market Street, Suite 2500, Louisville, KY 40202. As of August 1, 2003, the investment advisor manages over $15 billion in assets for institutional investors and other mutual funds. The investment advisor provides advice on buying and selling securities for the Fund. The investment advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the investment advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended April 30, 2003, the Advisor received advisory fees of 0.21% of the Fund's average daily net assets, net of waiver.


The Advisors' Investment Management Group, a committee of experienced investment professionals, each of whom has the Chartered Financial Analyst designation, are responsible for the day-to-day management of the Fund.

                             Shareholder Information

How to Buy Shares

You may open a Fund account with $500,000 and add to your account at any time with $5,000 or more. The minimum investment requirements may be waived from time to time by the Fund.


You may purchase shares of the Fund by check or wire. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form as discussed in this Prospectus. All purchases by check must be in U.S. dollars. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "National Asset Management Core Equity Fund." The Fund will not accept payment in cash, including cashier's check or money order. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. A charge may be imposed if your check does not clear. The Fund does not issue share certificates and its shares are not registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part.

By Mail. If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to the National Asset Management Core Equity Fund) to the Fund at the following address:


         FOR REGULAR MAIL DELIVERY
         National Asset Management Core Equity Fund
         c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701 Milwaukee, WI 53201-0701

         FOR OVERNIGHT DELIVERY
         National Asset Management Core Equity Fund
         c/o U.S. Bancorp Fund Services, LLC
         615 E. Michigan Street, 3rd Floor
         Milwaukee, WI 53202-5207


NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.


If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to "National Asset Management Core Equity Fund" to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:


         U.S. Bank, National Association
         425 Walnut Street
         Cincinnati, OH 45202
         ABA Routing Number 042000013
         For credit to U.S. Bancorp Fund Services, LLC DDA #112-952-137 For further credit to National Asset Management Core Equity Fund [shareholder name and account number]


If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

Through  Financial  Advisors.  You may buy and sell  shares of the Fund  through certain brokers (and their agents, together "brokers") that have made arrangements with the Fund. An order placed with such a broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. The Advisor may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.


In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-866-205-0527 if you need additional assistance when completing your application.


How to Sell Shares

You may sell (redeem) your Fund shares on any day the New York Stock Exchange ("NYSE") is open for business either directly to the Fund or through your investment representative.

Redemptions by Mail. You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

         National Asset Management Core Equity Fund
         U.S. Bancorp Fund Services, LLC
         P.O. Box 701 Milwaukee, WI 53201-0701


Redemptions by Telephone. If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-205-0527 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.


When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before executing an instruction received by telephone, the Fund and the Transfer Agent may use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.


You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-205-0527 for instructions.


You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Other Redemption Information. The Fund may redeem the shares in your account if the value of your account is less than $5,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $5,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Fund takes any action.


The Fund has the right to pay redemption proceeds in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


                             Pricing of Fund Shares


The price of Fund shares is based on the Fund's net asset value. The net asset value of the Fund's shares is determined by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses it owes. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received and accepted.


The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U. S. holidays).

                           Dividends and Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of such year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write the Transfer Agent before the payment of the distribution. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Transfer Agent will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Transfer Agent sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.


                                   Tax Matters


Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

                              Financial Highlights


This table shows the Fund's performance for the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Their report and the Fund's financial statements are included in the Annual Report, which is available upon request. Tait, Weller & Baker have been retained as independent accountants for the fiscal year ending April 30, 2004.



For a share outstanding throughout each period
-------------------------------------------------------------- ---------------- -------------- ----------------
                                                                                                June 2, 1999*
                                                  Year Ended     Year Ended       Year Ended       through
                                                April 30, 2003 April 30, 2002   April 30, 2001 April 30, 2000
-------------------------------------------------------------- ---------------- -------------- ----------------

Net asset value, beginning of period ..........       $9.07          $10.39           $11.42         $10.00
                                                      -----          ------           ------         ------

Income from investment operations:
     Net investment income ....................        0.03            0.01             0.01           0.01
     Net realized and unrealized gain/(loss)
         on investments .......................       (1.69)          (1.28)           (0.92)          1.42
                                                      ------          ------           ------          ----

Total from investment operations ..............       (1.66)          (1.27)           (0.91)          1.43
                                                      ------          ------           ------          ----

Less distributions:
     From net investment income ...............       (0.01)          (0.01)           (0.01)         (0.01)
     From net realized gains ..................        --             (0.04)           (0.11)          -
                                                       --             ------           ------          -

Total distributions ...........................       (0.01)          (0.05)           (0.12)         (0.01)
                                                      ------          ------           ------         ------

Net asset value, end of period ................       $7.40           $9.07           $10.39         $11.42
                                                      =====           =====           ======         ======

Total return ..................................      (18.26%)        (12.28%)          (8.13%)        14.26%++

Ratios/supplemental data:
Net assets, end of period (000) ...............        $16,342      $23,794         $24,451         $10,606

Ratio of expenses to average net assets:
     Before expense reimbursement .............        1.24%           1.13%            1.27%          5.47%+
     After expense reimbursement ..............        0.95%           0.95%            0.95%          0.95%+

Ratio of net investment income to average net assets:
     After expense reimbursement ..............        0.41%           0.14%            0.12%          0.14%+

Portfolio turnover rate .......................       30.37%          29.99%           21.88%         20.80%
*  Commencement of operations.
+  Annualized.
++ Not annualized.






                               Investment Advisor
                  INVESCO-National Asset Management Corporation
                       400 West Market Street, Suite 2500
                              Louisville, KY 40202



                             Independent Accountants
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103



                                   Distributor
                            Quasar Distributors, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202



                                    Custodian
                         U.S. Bank, National Association
                                425 Walnut Street
                              Cincinnati, OH 45202



                                 Transfer Agent
                         U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701



                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                             San Francisco, CA 94105





                                 PRIVACY NOTICE


The Fund collects non-public information about you from the following sources:


     o    Information we receive about you on applications or other forms;
     o    Information you give us orally; and
     o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.


If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public information would be shared by those entities with unaffiliated third parties.





                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
                 a series of Advisors Series Trust (the "Trust")

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated into this prospectus. You can get free copies of the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                   National Asset Management Core Equity Fund
                       400 West Market Street, Suite 2500
                              Louisville, KY 40202
                                 1-877-626-3863
                              www.nationalasset.com


You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington,
D. C. You can obtain information on the operation of the Public Reference Room by calling(202) 942-8090. Reports and other information about the Fund are also available:


o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or
o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.







        (The Trust's SEC Investment Company Act file number is 811-07959)